John Hancock Money Market Fund Supplement dated 3-23-2009 to the current Class A, B and C Shares Prospectus

This supplement updates the above referenced Prospectus of John Hancock Current Interest (the “Trust”) with respect to its series the John Hancock Money Market Fund (the “Fund”) is in addition to the supplements dated October 8, 2008, and December 5, 2008; and replaces the supplements dated January 9, 2009 and March 20, 2009. You may obtain additional copies of the Prospectus, free of charge, by writing or telephoning:

John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510 1-(800)-225-5291 www.jhfunds.com

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

In the Prospectus, under “Fund Summary,” in the “Investor Costs” section, under the “Expense example” table, the following information has been added:

The adviser and its affiliates have or may voluntarily undertake to waive a portion of their fees (including, but not limited to, distribution and service (12b-1) fees) and/or to reimburse certain expenses to the extent necessary to assist the fund in attempting to avoid a negative yield. There is no guarantee that the fund will avoid a negative yield. Such undertaking may be amended or withdrawn at any time. In the event distribution and service (12b-1) fees are reimbursed or waived, dealer compensation may be reduced or suspended. Please note that the voluntary waivers or reimbursements are in addition to existing contractual expense limitations, if any.

Effective as of the close of business on March 31, 2009, Class B and Class C shares of the Fund will be closed to new investors, except as provided below. Shareholders of Class B and Class C shares of the Fund on that date may continue to add to their Class B or Class C positions existing on that date. Investors who did not own Class B and Class C shares of the Fund on March 31, 2009, generally will not be allowed to buy Class B and Class C shares of the Fund, except that new Class B and Class C share positions may be opened by:

1.	Participants in most group employer retirement plans (and their successor plans) if Class B or Class C shares of the Fund had been made available (or were in the process of being made available) as investment options under the plans (or under another plan sponsored by the same employer) on March 31, 2009; and

2.	Investors holding accounts in Class B or Class C shares of other John Hancock mutual funds who exchange such shares for corresponding Class B or Class C shares, respectively, of the Fund after March 31, 2009.

These restrictions generally will apply to investments made directly with John Hancock and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the Fund before an investment is accepted.

Class A shares of the Fund will continue to be made available to all current and prospective Class A shareholders.

440PS 3-23-09